Exhibit 99.1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING: April 1, 2009	Period ending April 30, 2009
Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM
Date of Petition: November 10, 2008

	CURRENT MONTH	CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD	$4,866.28	$281,590.31
2. RECEIPTS:
A. Cash Sales
B. Accounts Receivable
C. Other Receipts (See MOR-3)	19,637.72	344,240.30
D. Transfer from subsidiaries - TEAMM	—	215,644.58
- Analytica	180,000.00	742,088.38
- A.S.P.	—	30,731.41
- AccentRx	—	4,327.23
- Biovest (shared expenses)	51,952.66	274,360.94
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	251,590.38	1,611,392.84
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (1+3)	256,456.66	1,892,983.15
5. DISBURSEMENTS
A. Advertising	—	—
B. Bank Charges / Payroll Fees	1,391.94	9,722.30
C. Contract Labor	—	—
D. Fixed Asset Payments (not incl in N)	—	—
E. Insurance	73,216.54	451,970.73
F. Inventory Payments (See Attach. 2)	—	—
G. Leases	—	4,338.35
H. Manufacturing Supplies	—	—
I. Office Supplies	2,840.95	10,443.28
J. Payroll – Net (see Attachment 4B)	95,124,.12	583,780.85
K. Professional Fees (Accounting/Legal)	32,612.62	76,225.96
L. Rent	14,312.14	89,831.60
M. Repairs and Maintenance	—	360.00
N. Secured Creditor Payments (Attach. 2)	—	—
O. Taxes Paid – Payroll (Attach. 4C)	35,944.20	268,341.72
P. Taxes Paid – Sales and Use (Attach. 4C)	—	—
Q. Taxes Paid – Other (Attach. 4C)	—	1,000.00
R. Telephone / Internet	7,632.87	50,875.24
S. Travel and Entertainment	909.37	18,262.22
Y. U.S. Trustee Quarterly Fees	10,725.00	22,750.00
U. Utilities	—	819.31
V. Vehicle Expenses	—	—
W. Other Operating Expenses (See MOR-3)	7,500.00	34,929.71
X. Transfer to subsidiaries – Analytica	—	270,084.97
- Biovest(shared expenses)	—	25,000.00
TOTAL DISBURSEMENTS (Sum of 5A thru W)	282,209.75	1,918,736.24
ENDING BALANCE (Line 4 Minus Line 6)(c)	(25,753.09)	(25,753.09)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of May, 2009	/s/ Alan M. Pearce
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

MOR-1

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Collections for TEAMM receivables and Cobra	$0	$254,474.27
Rent reimbursement from BDSI	9,638.04	9,638.04
Workers compensation refund	4,788.48	4,788.48
Collections for A.S.P. receivables	3,912.67	30,524.79
COBRA checks for Accentia	1,298.53	44,814.72
TOTAL OTHER RECEIPTS	$19,637.72	$344,240.30

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below: N/A

Loan Amount	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date
Southeastern Document Service – document handling for bankruptcy filing	$0	$1,247.60
RR Donnelly – SEC filings	$0	$4,700.00
Garrison Hasara – overnight postage charge for payroll disbursement (Fed-Ex refused service)	$0	$1,087.24
Florida Department of State	$0	$600.00
Settlement with DDN	$7,500.00	$7,500.00
Bill McNulty – moving expenses (closed 2nd floor of Tampa office)	$0	$986.57
Promontech – sample inventory destruction	$0	$18,808.30
TOTAL OTHER DISBURSEMENTS	$7,500.00	$34,929.71

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

MOR-2

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

ACCOUNTS RECEIVABLE AT PETITION DATE: N/A

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance (a)	$
PLUS: Current Month New Billings
MINUS: Collection During the Month(b)	$
PLUS/MINUS: Adjustments or Write-offs*	$
End of Month Balance(c)	$

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total(c)
$	$	$	$	$

For any receivables in the “Over 90 Days” category, please provide the following: N/A

Receivable Customer	Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)
N/A

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-3

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included. SEE ATTACHED

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Date Outstanding	Vendor	Description	Amount
See attached

TOTAL AMOUNT(b)

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance(a)	$89,991.56
PLUS: New Indebtedness Incurred This Month	162,236.85
MINUS: Amount Paid on Post Petition, Accounts Payable This Month	(151,141.43)
PLUS/MINUS: Adjustments*	*
Ending Month Balance(c)	$101,086.98

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
N/A

Total(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line5N).

MOR-4

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$	N/A
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month(a)	$
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs*	$
Inventory on Hand at End of Month	$

METHOD OF COSTING INVENTORY:

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old		6 months to 2 years old		Greater than 2 years old		Considered Obsolete			Total
	%		%		%		%	=	100	%*

*	Aging Percentages must equal 100%.

☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory:

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE(b): $95,604.47

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month(a) (b)	$69,942.20
MINUS: Depreciation Expense	$3,790.73
PLUS: New Purchases	—
PLUS/MINUS: Adjustments or Write-downs*	—
Ending Monthly Balance	$66,151.47

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: N/A

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.

Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-5

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wachovia Bank, NA	BRANCH:

ACCOUNT NAME: Accentia Master Account DIP	ACCOUNT NUMBER: *********1478

PURPOSE OF ACCOUNT: MASTER ACCOUNT

Ending Balance per Bank Statement	$22,423.42
Plus Total Amount of Outstanding Deposits	$0
Minus Total Amount of Outstanding Checks and other debits*	$0
Minus Service Charges	$0
Ending Balance per Check Register**(a)	$22,423.42

*	Debit cards are used by N/A
**	If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$	Transferred to Payroll Account
$	Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-6

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

NAME OF BANK: Wachovia Bank, NA	BRANCH: Tampa

ACCOUNT NAME: Accentia Operating	ACCOUNT NUMBER: *********1478

PURPOSE OF ACCOUNT: MASTER ACCOUNT

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. NONE

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

MOR-7

ATTACHMENT 4A2

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK: Wachovia Bank, NA	BRANCH:

ACCOUNT NAME: Accentia Operating Account DIP	ACCOUNT NUMBER: *********1494

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$0
Plus Total Amount of Outstanding Deposits	$0
Minus Total Amount of Outstanding Checks and other debits*	$(48,176.71)
Minus Service Charges	$0
Ending Balance per Check Register**(a)	$(48,176.71)

*	Debit cards are used by N/A
**	If Closing Balance is negative, provide explanation: ZBA bank account balance always zero

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

MOR-8

ATTACHMENT 5A2

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

NAME OF BANK: Wachovia Bank, NA	BRANCH: Tampa

ACCOUNT NAME: Accentia Operating	ACCOUNT NUMBER: *********1494

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included. SEE SEPARATE REGISTER

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009	Period ending April 30, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: N/A	BRANCH: N/A

ACCOUNT NAME:	ACCOUNT NUMBER:

PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits*	$
Minus Service Charges	$
Ending Balance per Check Register**(a)	$

*	Debit cards must not be issued on this account.
**	If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:	Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009		Period ending April 30, 2009

NAME OF BANK: N/A	BRANCH: N/A

ACCOUNT NAME:	ACCOUNT NUMBER:

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor:	Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009		Period ending April 30, 2009

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK: N/A	BRANCH: N/A

ACCOUNT NAME:	ACCOUNT NUMBER:

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits*	$
Minus Service Charges	$
Ending Balance per Check Register**(a)	$

*	Debit cards must not be issued on this account.
**	If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: (☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account: N/A

Date	Amount	Payee	Purpose	Reason for Disbursement from account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:	Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009		Period ending April 30, 2009

NAME OF BANK: N/A	BRANCH: N/A

ACCOUNT NAME:	ACCOUNT NUMBER:

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

			TOTAL(d)	$

*	This amount was paid by check through the Accentia Operating Account.

SUMMARY OF TAXES PAID

Payroll Taxes Paid(a)	$35,944.20
Sales & Use Taxes Paid(b)	$0
Other Taxes Paid(c)	$0
TOTAL(d)	$35,944.20

(a)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5O).
(b)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5P).
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q).
(d)	These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase		Current Market Value
N/A

			TOTAL	(a)	$

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month		(Column 4) Difference between (Column 2) and (Column 3)
N/A

		TOTAL	(b)	$

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a+ b) $                                 (c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	Accentia Biopharmaceuticals, Inc.	Case Number: 8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009		Period ending April 30, 2009

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date of Last Tax Return Filed	Tax Return Period
N/A

		TOTAL	$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	Accentia Biopharmaceuticals, Inc.	Case Number:	8:08-bk-17795-KRM

Reporting Period beginning April 1, 2009		Period ending April 30, 2009

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid
Samuel Duffey	President, General Counsel	Salary	$20,692.31
Alan Pearce	C.F.O.	Salary	16,928.27
James McNulty	Treasurer	Salary	1,884.62

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	11	1
Number hired during the period	1	0
Number terminated or resigned during period	0	0
Number of employees on payroll at end of period	12	1

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.). SEE ATTACHED

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

The following lapse in insurance coverage occurred this month: N/A

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents. N/A

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before                 .

MOR-17